Exhibit k.25.

Confirmation of Acceptance

Reference is made to the Note Purchase and Private Shelf Agreement (as amended from time to time, the “Agreement”), dated as of December 18, 2014 between Tortoise Energy Infrastructure Corporation (the “Company”), on the one hand, and Prudential Investment Management, Inc. (“Prudential”) and each Prudential Affiliate which becomes party thereto, on the other hand.  All terms used herein that are defined in the Agreement have the respective meanings specified in the Agreement.

Prudential or the Prudential Affiliate which is named below as a Purchaser of Shelf Notes hereby confirms the representations as to such Shelf Notes set forth in Section 6 of the Agreement, and agrees to be bound by the provisions of the Agreement applicable to the Purchasers or holders of the Notes.

Pursuant to Section 2.2(f) of the Agreement, an Acceptance with respect to the following Accepted Notes is hereby confirmed:

I.	Accepted Notes: Aggregate principal amount $60,000,000

(A)	(a)	Name of Purchaser: The Prudential Insurance Company of America
	(b)	Principal amount: $15,500,000
	(c)	Final maturity date: June 14, 2025
	(d)	Principal payment dates and amounts: June 14, 2025 - $15,500,000
	(e)	Interest rate: 3.20%
	(f)	Interest payment period: semiannually in arrears
	(g)	Interest payment dates: June 14 and December 14 of each year, commencing 6/14/2015
	(h)	Payment and notice instructions: As set forth on attached Purchaser Schedule

(B)	(a)	Name of Purchaser: The Gibraltar Life Insurance Co., Ltd.
	(b)	Principal amount: $14,500,000
	(c)	Final maturity date: June 14, 2025
	(d)	Principal payment dates and amounts: June 14, 2025 - $14,500,000
	(e)	Interest rate: 3.20%
	(f)	Interest payment period: semiannually in arrears
	(g)	Interest payment dates: June 14 and December 14 of each year, commencing 6/14/2015
	(h)	Payment and notice instructions: As set forth on attached Purchaser Schedule

(C)	(a)	Name of Purchaser: The Gibraltar Life Insurance Co., Ltd.
	(b)	Principal amount: $14,500,000
	(c)	Final maturity date: April 9, 2026
	(d)	Principal payment dates and amounts: April 9, 2026 - $14,500,000
	(e)	Interest rate: 3.27%
	(f)	Interest payment period: semiannually in arrears
	(g)	Interest payment dates: April 9 and October 9 of each year, commencing 10/9/2015
	(h)	Payment and notice instructions: As set forth on attached Purchaser Schedule

(D)	(a)	Name of Purchaser: The Prudential Insurance Company of America
	(b)	Principal amount: $7,850,000
	(c)	Final maturity date: April 9, 2026
	(d)	Principal payment dates and amounts: April 9, 2026 - $7,850,000
	(e)	Interest rate: 3.27%
	(f)	Interest payment period: semiannually in arrears
	(g)	Interest payment dates: April 9 and October 9 of each year, commencing 10/9/2015
	(h)	Payment and notice instructions: As set forth on attached Purchaser Schedule

(E)	(a)	Name of Purchaser: The Prudential Insurance Company of America
	(b)	Principal amount: $7,650,000
	(c)	Final maturity date: April 9, 2026
	(d)	Principal payment dates and amounts: April 9, 2026 - $7,650,000
	(e)	Interest rate: 3.27%
	(f)	Interest payment period: semiannually in arrears
	(g)	Interest payment dates: April 9 and October 9 of each year, commencing 10/9/2015
	(h)	Payment and notice instructions: As set forth on attached Purchaser Schedule

II.	Closing Day: April 9, 2015

III.	Issuance Fee: None

IV.    Prudential hereby acknowledges receipt of a revised Schedule 5.15 (Existing Indebtedness as of March 20, 2015) and waives the time period for delivery requirements in Section 2.2(d) related to the information attached to the Request for Purchase.

Tortoise Energy Infrastructure Corporation

By
Name:
Title:

Prudential Investment Management, Inc.

By
Vice President

The Prudential Insurance Company of America

By
Vice President

The Gibraltar Life Insurance Co., Ltd.

By:	Prudential Investment Management Japan Co., Ltd., as Investment Manager
By:	Prudential Investment Management, Inc., as Sub-Adviser

By
Vice President

PURCHASER SCHEDULE
Tortoise Energy Infrastructure Corporation
3.20% Senior Notes, Series NN, due June 14, 2025

		Aggregate Principal Amount of Notes to be Purchased	Note Denomination(s)

	THE PRUDENTIAL INSURANCE COMPANY OF AMERICA	$15,500,000	$15,500,000

(1)	All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

JPMorgan Chase Bank New York, NY ABA No.: XXXXX Account Name: Prudential Managed Portfolio Account No.: XXXXX (please do not include spaces)

Each such wire transfer shall set forth the name of the Company, a reference to "3.20% Senior Notes, Series NN, due June 14, 2025, Security No. INV11835, PPN 89147LN@5" and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

(2)	Address for all notices relating to payments:

The Prudential Insurance Company of America c/o Investment Operations Group Gateway Center Two, 10th Floor 100 Mulberry Street Newark, NJ 07102-4077 Attention: Manager, Billings and Collections

(3)	Address for all other communications and notices:

The Prudential Insurance Company of America c/o Prudential Capital Group 2200 Ross Avenue, Suite 4300 Dallas, TX 75201 Attention: Managing Director, Energy Finance Group - Oil & Gas

(4)	Address for Delivery of Notes:

Send physical security by nationwide overnight delivery service to: Prudential Capital Group 2200 Ross Avenue, Suite 4300 Dallas, TX 75201 Attention: William H. Bulmer Telephone: (214) 720-6204

(5)	Tax Identification No.: XXXXXXX

		Aggregate Principal Amount of Notes to be Purchased	Note Denomination(s)

	THE GIBRALTAR LIFE INSURANCE CO., LTD.	$14,500,000	$14,500,000

(1)	All principal, interest and Make-Whole Amount payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

JPMorgan Chase Bank New York, NY ABA No.: XXXXXX Account Name: GIBPRVHFR1 Account No.: XXXXX (please do not include spaces)

Each such wire transfer shall set forth the name of the Company, a reference to "3.20% Senior Notes, Series NN, due June 14, 2025, Security No. INV11835, PPN 89147LN@5" and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

(2)	All payments, other than principal, interest or Make-Whole Amount, on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

JPMorgan Chase Bank New York, NY ABA No. XXXXX Account No. XXXXXX Account Name: Prudential International Insurance Service Co.

Each such wire transfer shall set forth the name of the Company, a reference to "3.20% Senior Notes, Series NN, due June 14, 2025, Security No. INV11835, PPN 89147LN@5" and the due date and application (e.g., type of fee) of the payment being made.

(3)	Address for all notices relating to payments:

The Gibraltar Life Insurance Co., Ltd.
2-13-10, Nagata-cho
Chiyoda-ku, Tokyo 100-8953, Japan

Telephone:  81-3-5501-6680
Facsimile:  81-3-5501-6432
E-mail:  mizuho.matsumoto@gib-life.co.jp

Attention:  Mizuho Matsumoto, Team Leader of Investment
Administration Team

and e-mail copy to:

Ito_Yuko@gib-life.co.jp
Maki.Ichihari@gib-life.co.jp
Kenji.Inoue@gib-life.co.jp

(4)	Address for all other communications and notices:

Prudential Private Placement Investors, L.P. c/o Prudential Capital Group 2200 Ross Avenue, Suite 4300 Dallas, TX 75201 Attention: Managing Director, Energy Finance Group - Oil & Gas

(5)	Address for Delivery of Notes:

Send physical security by nationwide overnight delivery service to: Prudential Capital Group 2200 Ross Avenue, Suite 4300 Dallas, TX 75201 Attention: William H. Bulmer Telephone: (214) 720-6204

(6)	Tax Identification No.: XXXXXXX

PURCHASER SCHEDULE
Tortoise Energy Infrastructure Corporation
3.27% Senior Notes, Series OO, due April 9, 2026

		Aggregate Principal Amount of Notes to be Purchased	Note Denomination(s)

	THE PRUDENTIAL INSURANCE COMPANY OF AMERICA	$15,500,000	$7,850,000
$7,650,000
(1)	All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

JPMorgan Chase Bank New York, NY ABA No.: XXXXXX

Account Name: Motorola Account No.: XXXXXX (please do not include spaces) (in the case of payments on account of the Note originally issued in the principal amount of $7,850,000)

Account Name:  Prudential Separate Account Group Annuity Investment Account Privates (SAGA)
Account No.: XXXXXX (please do not include spaces) (in the case of payments on account of the Note originally issued in the principal amount of $7,650,000)

Each such wire transfer shall set forth the name of the Company, a reference to "3.27% Senior Notes, Series OO, due April 9, 2026, Security No. INV11835, PPN 89147LN#3" and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

(2)	Address for all notices relating to payments:

The Prudential Insurance Company of America c/o Investment Operations Group Gateway Center Two, 10th Floor 100 Mulberry Street Newark, NJ 07102-4077 Attention: Manager, Billings and Collections

(3)	Address for all other communications and notices:

The Prudential Insurance Company of America c/o Prudential Capital Group 2200 Ross Avenue, Suite 4300 Dallas, TX 75201 Attention: Managing Director, Energy Finance Group - Oil & Gas

(4)	Address for Delivery of Notes:

Send physical security by nationwide overnight delivery service to: Prudential Capital Group 2200 Ross Avenue, Suite 4300 Dallas, TX 75201 Attention: William H. Bulmer Telephone: (214) 720-6204

(5)	Tax Identification No.: XXXXXXX

		Aggregate Principal Amount of Notes to be Purchased	Note Denomination(s)

	THE GIBRALTAR LIFE INSURANCE CO., LTD.	$14,500,000	$14,500,000

(1)	All principal, interest and Make-Whole Amount payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

JPMorgan Chase Bank New York, NY ABA No.: XXXXXXX Account Name: GIBPRVHFR1 Account No.: XXXXXXX (please do not include spaces)

Each such wire transfer shall set forth the name of the Company, a reference to "3.27% Senior Notes, Series OO, due April 9, 2026, Security No. INV11835, PPN 89147LN#3" and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

(2)	All payments, other than principal, interest or Make-Whole Amount, on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

JPMorgan Chase Bank New York, NY ABA No. XXXXXXX Account No. XXXXXXX Account Name: Prudential International Insurance Service Co.

Each such wire transfer shall set forth the name of the Company, a reference to "3.27% Senior Notes, Series OO, due April 9, 2026, Security No. INV11835, PPN 89147LN#3" and the due date and application (e.g., type of fee) of the payment being made.

(3)	Address for all notices relating to payments:

The Gibraltar Life Insurance Co., Ltd.
2-13-10, Nagata-cho
Chiyoda-ku, Tokyo 100-8953, Japan

Telephone:  81-3-5501-6680
Facsimile:  81-3-5501-6432
E-mail:  mizuho.matsumoto@gib-life.co.jp

Attention:  Mizuho Matsumoto, Team Leader of Investment
Administration Team

and e-mail copy to:

Ito_Yuko@gib-life.co.jp
Maki.Ichihari@gib-life.co.jp
Kenji.Inoue@gib-life.co.jp

(4)	Address for all other communications and notices:

Prudential Private Placement Investors, L.P. c/o Prudential Capital Group 2200 Ross Avenue, Suite 4300 Dallas, TX 75201 Attention: Managing Director, Energy Finance Group - Oil & Gas

(5)	Address for Delivery of Notes:

Send physical security by nationwide overnight delivery service to: Prudential Capital Group 2200 Ross Avenue, Suite 4300 Dallas, TX 75201 Attention: William H. Bulmer Telephone: (214) 720-6204

(6)	Tax Identification No.: XXXXXXX